WOA All Asset I

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: WOAIX)

Supplement dated February 19, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2012

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective February 19, 2013, the address for Water Oak Advisors, LLC (the “Adviser”), investment adviser to WOA All Asset I (the “Fund”) will change to the following:

Water Oak Advisors, LLC

145 Lincoln Avenue, Suite A

Winter Park, FL 32789

References to the Adviser’s old address in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares dated March 1, 2012, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.